UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	Filed by a Party other than the Registrant

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Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

CSX Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 11, 2016.

CSX CORPORATION

CSX CORPORATION
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717
Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 14, 2016
Date: May 11, 2016	Time: 10:00 AM, EDT
Location:	The St. Regis Atlanta
Eighty-Eight West Paces Ferry Road
Atlanta, Georgia 30305

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
   How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT           ANNUAL REPORT

How to View Online:
Use the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. You can also submit your preference to receive paper or e-mail delivery of future meeting materials. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before April 27, 2016 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. To obtain directions to the meeting, you can write to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, FL 32202, or call (904) 366-4242.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Use the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR Proposals 1, 2 and 3.

1.	Election of Directors

Nominees:

	1a.	D. M. Alvarado

	1b.	J. B. Breaux

	1c.	P. L. Carter

	1d.	S. T. Halverson

	1e.	E. J. Kelly, III

	1f.	J. D. McPherson

	1g.	D. M. Moffett

	1h.	T. T. O'Toole

	1i.	D. M. Ratcliffe

	1j.	D. J. Shepard

	1k.	M. J. Ward

	1l.	J. S. Whisler

2.	The ratification of the appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm for 2016; and

3.	Advisory resolution to approve compensation for the company's named executive officers.

In appreciation for submitting your vote for the CSX Annual Meeting and to further our commitment to environmental stewardship, a tree will be planted on your behalf in a protected park or wildlife refuge.

Thank You!

March 28, 2016

CSX CORPORATION 2016 Annual Meeting of Shareholders

The Annual Meeting of Shareholders of CSX Corporation will be held at 10:00 a.m. (EDT) on Wednesday, May 11, 2016 at the St. Regis Atlanta, Eighty-Eight West Paces Ferry Rd, Atlanta, GA 30305. The meeting agenda includes the annual election of directors, the ratification of the selection of the independent registered public accounting firm, and an advisory vote to approve executive compensation.

You have received this message on behalf of CSX Corporation from Broadridge, CSX’s proxy mailing agent. Each email you receive contains a unique control number that enables you to vote your shares electronically.

This notice provides instructions and deadlines to vote the shares of CSX stock you may hold.

VOTE NOW!

Voting Instructions

Visit Proxy Login and follow the instructions to vote. To vote, you will need your 16 Digit Control Number noted below:

Control Number: 0123456789012345

Voting Recommendations The CSX Board of Directors recommends that you vote as follows:

✓	FOR: Election of each of the director nominees,
✓	FOR: Ratification of the selection of the independent registered public accounting firm, and
✓	FOR: Advisory vote to approve executive compensation

Please refer to the 2016 Proxy Statement for detailed information on each of the proposals and the Annual Meeting of Shareholders.

Critical voting deadlines

Critical voting deadlines:

May 8 (for 401(k) plans and deferred shares); and
May 10 for all other shares

If you hold CSX stock in the Company’s 401(k) Savings Plan, you must submit your vote by 11:59 p.m. (Eastern) on May 8, 2016 to allow J.P. Morgan time to receive your voting instructions and vote on behalf of the plan. J.P. Morgan has designated Broadridge, CSX’s proxy mailing agent, to collect and tally the votes for the plan shares and vote on behalf of the plan. Broadridge will keep your vote confidential - only total results will be reported at the Annual Meeting of Shareholders or to CSX.

The deadline to vote your shares in all other accounts is 11:59 p.m. (Eastern) on May 10, 2016. If you hold shares in your CSX stock account at Merrill Lynch, Merrill Lynch and its designee will keep your beneficial ownership information as well as your voting instructions confidential, and only total voting results will be reported at the Annual Meeting of Shareholders.